Exhibit 10.61

WAIVER AND RELEASE

This Waiver and Release (this “Waiver and Release”) is made pursuant to the Restructuring Agreement (the “Restructuring Agreement”), dated as of July 30, 2004, by and among Artemis International Solutions Corporation, a Delaware corporation (the “Company”), Artemis International Solutions, Ltd., a wholly owned subsidiary of the Company (the “Guarantor Subsidiary”) and Laurus Master Fund, Ltd., c/o Ironshore Corporate Services Ltd., P.O. Box 1234 G.T., Queensgate House, South Church Street, Grand Cayman, Cayman Islands (“Laurus”).  Capitalized terms used and not otherwise defined in this Consent are used herein as defined in the Restructuring Agreement.

WHEREAS, Pursuant to the Registration Rights Agreement, the Company had an obligation to timely file the Registration Statement (as defined in the Security Agreement) and Company has failed to timely file such Registration Statement (the “Breach”);

WHEREAS, The Company and Laurus have entered into a Restructuring Agreement, dated as of the same date hereof, to effect the restructuring of the Security Agreement and certain of the Ancillary Agreements in part, to help assure acceptance of the Registration Statement to be filed by the Securities and Exchange Commission; and

WHEREAS, In connection with the Restructuring Agreement, the Company has requested the consent of Laurus with respect to the waiver of its rights and remedies with respect to the Breach.

NOW, THEREFORE, notwithstanding the provisions of the Security Agreement or any of the Ancillary Agreements, the undersigned hereby consents pursuant to the terms of the Restructuring Agreement to the waiver and release of (i) its right to collect liquidated damages with regard to the Breach, except as expressly provided in the Restructuring Agreement, and (ii) all actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity against the Company and any of its stockholders, directors, officers or agents that it may have ever had, now have or hereafter can, shall or may have, with respect to the Breach, from the beginning of the world to the day of the date of this Waiver and Release under the Security Agreement, any of the Ancillary Agreements or any related agreements or instruments which may be inconsistent with the intent hereof.

Dated:  July 30, 2004

ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION

By:
Name:
Title:

Acknowledged and Agreed

LAURUS MASTER FUND, LTD.

By:
Name:
Title: